UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   January 20, 2005

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8207	95-3261426

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

TABLE OF CONTENTS

SIGNATURE
EXHIBIT INDEX
EX-99.1 POLICY STATEMENT ON STOCKHOLDER RIGHTS PLANS

Item 8.01      Other Events.

     On January 20, 2005, the Board of Directors of The Home Depot, Inc. (the “Company”) adopted a policy regarding stockholder rights plans. Such policy is attached as Exhibit 99.1 and is incorporated herein by reference. The Company’s Corporate Governance Guidelines will accordingly be revised to reflect adoption of this policy.

Item 9.01      Financial Statements and Exhibits.

Exhibit	Description
99.1	Policy Statement on Stockholder Rights Plans

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.
By:	/s/ Frank L. Fernandez
	Name:	Frank L. Fernandez
	Title:	Executive Vice President, Secretary and General Counsel

Date: January 21, 2005

EXHIBIT INDEX

Exhibit	Description
99.1	Policy Statement on Stockholder Rights Plans